UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2005

Date of Report (Date of earliest event reported)

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50373	90-0182158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 HILL AVENUE NW
FORT WALTON BEACH, FLORIDA
32548
(Address of principal executive offices)(Zip Code)

(850)-796-0909
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 23, 2005, Spectrum Sciences & Software Holdings Corp. (the “Company”) amended the Employment Agreements, dated as of May 11, 2005, by and between the Company and each of Darryl K. Horne and Michael Megless (the “Employment Agreements”), to provide that the Employment Agreements will become effective (the “New Effective Date”) upon the Company’s filing with the Securities and Exchange Commission (“SEC”) of Amendment No. 1 to the Company’s Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005 (the “Quarterly Report”).  Prior to amending the Employment Agreements, pursuant to which Mr. Horne will serve as President and Chief Executive Officer of the Company and Mr. Megless will service as Chief Financial Officer of the Company, the Employment Agreements were to become effective upon the filing by the Company of the Quarterly Report with the SEC (the “Original Effective Date”).  A copy of the amendments to the Employment Agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

On May 23, 2005, the Company similarly amended the Assignment and Assumption Agreements, dated as of May 11, 2005 (the “Assignment Agreements”), by and between the Company and Spectrum Sciences & Software, Inc., a wholly owned subsidiary of the Company (“Spectrum Inc.”), pursuant to which the employment agreements of William H. Ham, Jr., the President and Chief Executive Officer of the Company, and Nancy C. Gontarek, the Chief Financial Officer, Executive Vice President and Secretary of the Company, were to be assigned from the Company to Spectrum Inc. as of the Original Effective Date.  The amendments to the Assignment Agreements provide that such agreements will become effective as of the New Effective Date.  A copy of the amendments to the Assignment Agreements are attached hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference.

The Employment Agreements and the Assignment Agreements were amended, as described above, to provide additional time for Mr. Ham and Ms. Gontarek, the current Chief Executive Officer and Chief Financial Officer, respectively, of the Company, to prepare and file Amendment No. 1 to the Quarterly Report and execute the certifications in connection therewith.  Upon the filing of Amendment No. 1 to the Quarterly Report, the Employment Agreements and Assignment Agreements will become effective.

On May 25, 2005, Horne Engineering Services LLC (“Horne LLC”), a wholly owned subsidiary of the Company, amended, pursuant to the First Amendment to Promissory Note (the “Note Amendment”), that certain Promissory Note, dated March 16, 2005, by and between Horne LLC, as successor in interest to Horne Engineering Services, Inc. (“Horne Inc.”), and Darryl K. Horne (the “Original Note”).  Horne LLC assumed Horne Inc.’s obligations under the Original Note as a result of the acquisition of Horne Inc. by the Company on May 11, 2005.  Pursuant to the Original Note, Horne LLC is obligated to pay to Mr. Horne the principal amount of $250,000 plus interest on the unpaid balance thereof at a rate of 5.39% per annum.  The Note Amendment extends the due date for the payment of the principal amount, and any interest due thereon, from May 15, 2005 until June 29, 2005.  All other provisions of the Original Note remain in effect.  Mr. Horne is currently the President and Chief Executive Officer and a Manager of Horne LLC.  Mr. Horne is also a director of the Company and will become its President and Chief Executive Officer as of the New Effective Date.  Prior to the acquisition of

Horne Inc. by the Company on May 11, 2005, Mr. Horne was the President and Chief Executive Officer of Horne Inc., as well as a director and the majority shareholder.  A copy of the Note Amendment is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

10.1

First Amendment to Employment Agreement, dated as of May 23, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Darryl K. Horne.

10.2

First Amendment to Employment Agreement, dated as of May 23, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Michael Megless.

10.3

First Amendment to Assignment and Assumption Agreement, dated as of May 23, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Spectrum Sciences & Software, Inc., with respect to the Employment Agreement of William H. Ham, Jr., as amended.

10.4

First Amendment to Assignment and Assumption Agreement, dated as of May 23, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Spectrum Sciences & Software, Inc., with respect to the Employment Agreement of Nancy C. Gontarek, as amended.

10.5

First Amendment to Promissory Note, dated May 25, 2005, by and between Horne Engineering Services LLC and Darryl K. Horne.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Date: May 27, 2005	By: /s/ Nancy C. Gontarek
Name: Nancy C. Gontarek Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

10.1

First Amendment to Employment Agreement, dated as of May 23, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Darryl K. Horne.

10.2

First Amendment to Employment Agreement, dated as of May 23, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Michael Megless.

10.3

First Amendment to Assignment and Assumption Agreement, dated as of May 23, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Spectrum Sciences & Software, Inc., with respect to the Employment Agreement of William H. Ham, Jr., as amended.

10.4

First Amendment to Assignment and Assumption Agreement, dated as of May 23, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Spectrum Sciences & Software, Inc., with respect to the Employment Agreement of Nancy C. Gontarek, as amended.

10.5

First Amendment to Promissory Note, dated May 25, 2005, by and between Horne Engineering Services LLC and Darryl K. Horne.

Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made and entered into, and shall be effective as of, May 23, 2005, by and between Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the “Company”), and Darryl Horne (the “Executive”).

WHEREAS, Company and Executive entered into that certain Employment Agreement, dated May 11, 2005 (the “Employment Agreement”), under which Executive shall be employed as the Chief Executive Officer and President of the Company;

WHEREAS, the Employment Agreement was to become effective (the “Effective Date”) upon the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005 (the “Form 10-QSB”);

WHEREAS, the Form 10-QSB was filed on May 23, 2005;

WHEREAS, the Company has determined that it is necessary to amend the Form 10-QSB; and

WHEREAS, the Company and Executive desire to delay the Effective Date of the Employment Agreement until the Company has filed the amendment to the Form 10-QSB.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

The Employment Agreement shall become effective upon the filing with the Securities and Exchange Commission of Amendment No. 1 to the Company’s Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005.

2.

All other terms and conditions of the Employment Agreement shall remain in full force and effect.

3.

This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

4.

This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.1

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered under seal, by its authorized officers or individually, as of the date first written above.

SPECTRUM SCIENCES &

SOFTWARE HOLDINGS CORP.

By:  /s/ William H. Ham, Jr.

Name:

William H. Ham, Jr.

Title:

President and Chief Executive Officer

DARRYL HORNE

/s/ Darryl Horne

Exhibit 10.2

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made and entered into, and shall be effective as of, May 23, 2005, by and between Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the “Company”), and Michael Megless (the “Executive”).

WHEREAS, Company and Executive entered into that certain Employment Agreement, dated May 11, 2005 (the “Employment Agreement”), under which Executive shall be employed as the Chief Financial Officer of the Company;

WHEREAS, the Employment Agreement was to become effective (the “Effective Date”) upon the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005 (the “Form 10-QSB”);

WHEREAS, the Form 10-QSB was filed on May 23, 2005;

WHEREAS, the Company has determined that it is necessary to amend the Form 10-QSB; and

WHEREAS, the Company and Executive desire to delay the Effective Date of the Employment Agreement until the Company has filed the amendment to the Form 10-QSB.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

The Employment Agreement shall become effective upon the filing with the Securities and Exchange Commission of Amendment No. 1 to the Company’s Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005.

2.

All other terms and conditions of the Employment Agreement shall remain in full force and effect.

3.

This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

4.

This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.2

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered under seal, by its authorized officers or individually, as of the date first written above.

SPECTRUM SCIENCES &

SOFTWARE HOLDINGS CORP.

By:  /s/ William H. Ham, Jr.

Name:

William H. Ham, Jr.

Title:

President and Chief Executive Officer

MICHAEL MEGLESS

/s/ Michael Megless

Exhibit 10.3

FIRST AMENDMENT TO ASSIGNMENT AGREEMENT

THIS FIRST AMENDMENT TO ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Amendment”) is made and entered into, and shall be effective as of, May 23, 2005, by and between Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the “Assignor”) and Spectrum Sciences & Software, Inc., a Florida corporation (the “Assignee”).

WHEREAS, Assignor and William H. Ham, Jr., the President and Chief Executive Officer of Assignor (“Employee”), are parties to that certain employment agreement, dated August 9, 2004 (together with all amendments, the “Employment Agreement”);

WHEREAS, Assignor and Assignee entered into that certain Assignment and Assumption Agreement, dated May 11, 2005, and agreed and acknowledged by Employee (the “Assignment Agreement”), under which Assignor assigned to Assignee, and Assignee assumed from Assignor, all of Assignor’s rights and obligations under the Employment Agreement;

WHEREAS, the Assignment Agreement was to become effective (the “Effective Date”) upon the filing with the Securities and Exchange Commission of the Assignor’s Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005 (the “Form 10-QSB”);

WHEREAS, the Form 10-QSB was filed on May 23, 2005;

WHEREAS, the Assignor has determined that it is necessary to amend the Form 10-QSB; and

WHEREAS, the Assignor and Assignee desire to delay the Effective Date of the Assignment Agreement until the Assignor has filed the amendment to the Form 10-QSB.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

The Assignment Agreement shall become effective upon the filing with the Securities and Exchange Commission of Amendment No. 1 to the Assignor’s Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005.

2.

All other terms and conditions of the Assignment Agreement shall remain in full force and effect.

3.

This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

4.

This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.3

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ASSIGNOR:

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP., a Delaware corporation

/s/ William H. Ham, Jr.

By:

William H. Ham, Jr.

Its:

President and Chief Executive Officer

/s/ Nancy C. Gontarek

By:

Nancy C. Gontarek

Its:

Chief Financial Officer

ASSIGNEE:

SPECTRUM SCIENCES & SOFTWARE, INC., a Florida corporation

/s/ William H. Ham, Jr.

By:

William H. Ham, Jr.

Its:

President and Chief Executive Officer

/s/ Nancy C. Gontarek

By:

Nancy C. Gontarek

Its:

Chief Financial Officer

ACKNOWLEDGED AND AGREED as of the date first written above:

EMPLOYEE:

/s/ William H. Ham, Jr.

William H. Ham, Jr.

Exhibit 10.4

FIRST AMENDMENT TO ASSIGNMENT AGREEMENT

THIS FIRST AMENDMENT TO ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Amendment”) is made and entered into, and shall be effective as of, May 23, 2005, by and between Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the “Assignor”) and Spectrum Sciences & Software, Inc., a Florida corporation (the “Assignee”).

WHEREAS, Assignor and Nancy C. Gontarek, the Chief Financial Officer of Assignor (“Employee”), are parties to that certain employment agreement, dated August 9, 2004 (together with all amendments, the “Employment Agreement”);

WHEREAS, Assignor and Assignee entered into that certain Assignment and Assumption Agreement, dated May 11, 2005, and agreed and acknowledged by Employee (the “Assignment Agreement”), under which Assignor assigned to Assignee, and Assignee assumed from Assignor, all of Assignor’s rights and obligations under the Employment Agreement;

WHEREAS, the Assignment Agreement was to become effective (the “Effective Date”) upon the filing with the Securities and Exchange Commission of the Assignor’s Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005 (the “Form 10-QSB”);

WHEREAS, the Form 10-QSB was filed on May 23, 2005;

WHEREAS, the Assignor has determined that it is necessary to amend the Form 10-QSB; and

WHEREAS, the Assignor and Assignee desire to delay the Effective Date of the Assignment Agreement until the Assignor has filed the amendment to the Form 10-QSB.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

The Assignment Agreement shall become effective upon the filing with the Securities and Exchange Commission of Amendment No. 1 to the Assignor’s Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005.

2.

All other terms and conditions of the Assignment Agreement shall remain in full force and effect.

3.

This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

4.

This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.4

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ASSIGNOR:

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP., a Delaware corporation

/s/ William H. Ham, Jr.

By:

William H. Ham, Jr.

Its:

President and Chief Executive Officer

/s/ Nancy C. Gontarek

By:

Nancy C. Gontarek

Its:

Chief Financial Officer

ASSIGNEE:

SPECTRUM SCIENCES & SOFTWARE, INC., a Florida corporation

William H. Ham, Jr.

By:

William H. Ham, Jr.

Its:

President and Chief Executive Officer

/s/ Nancy C. Gontarek

By:

Nancy C. Gontarek

Its:

Chief Financial Officer

ACKNOWLEDGED AND AGREED as of the date first written above:

EMPLOYEE:

/s/ Nancy C. Gontarek

Nancy C. Gontarek

Exhibit 10.5

FIRST AMENDMENT TO PROMISSORY NOTE

This FIRST AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is made as of this 25th day of May, 2005, and shall be effective as of the 15th day of May, 2005, by and among Horne Engineering Services, LLC (the “Borrower” and, successor-by-merger to Horne Engineering Services, Inc.) and Darryl K. Horne (the “Lender”).

WHEREAS, that certain Promissory Note (the “Note”) dated March 16, 2005, attached hereto as Exhibit A, was entered into by and between Horne Engineering Services, Inc. and the Lender for a principal amount of $250,000; and

WHEREAS, the due date of the Note was agreed to be sixty days from the date of execution; and

WHEREAS, Horne Engineering Services, Inc. has since merged with and into the Borrower; and

WHEREAS, the Borrower now desires and the Lender agrees to extend the due date on which the Note must be repaid;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Note is hereby amended such that the second sentence be deleted and replaced with the following:

“The full amount, together with all interest thereon, shall become due one hundred five (105) days from the date of this note.”

IN WITNESS WHEREOF, the undersigned have executed this FIRST AMENDMENT TO PROMISSORY NOTE on the date first set forth above.

HORNE ENGINEERING SERVICES, LLC, as Borrower

By:

/s/ Michael M. Megless

Name:

Michael M. Megless

Title:

Chief Financial Officer

/s/ Darryl K. Horne

Darryl K. Horne, as Lender

Exhibit 10.5

EXHIBIT “A”

PROMISSORY NOTE

Date:

16 March, 2005

Principal Amount:  $250,000

Interest Rate:  5.39%

For value received, the undersigned promises to pay to Darryl Horne the sum of $250,000.00 plus interest at the stated rate of 5.39% per annum on the unpaid balance.  The full amount, together with all interest thereon, shall become due sixty days from the date of this note.  At the option of Horne Engineering this note may be paid, either in part or in full, in advance of the due date without penalty.

/s/ Michael M. Megless

Vice President & CFO

Horne Engineering Services Inc.

/s/ Darryl K. Horne

Darryl K. Horne

Lender